SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2007

Syncfeed, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-142890	Not Available
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 West Liberty St, Suite 880 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 991-7278

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Merger Involving Independent Accountants

On July 1, 2007, Syncfeed, Inc. (the “Company”) was informed by Ronald N. Silberstein, CPA, PLLC ("RNS"), the independent registered public accounting firm for the Company, as follows:

1.
RNS has consummated a merger (the “Merger”) with Maddox Unger, PLLC ("MU"). The name of the post-merger firm is Maddox Ungar Silberstein, PLLC ("RNS + MU"), which is registered with the Public Company Accounting Oversight Board (United States); and

2.	The Company is required to file this Form 8-K as notification that RNS + MU succeeds RNS as the Company’s independent registered auditor.

Changes in Registrant’s Certifying Accountants

As a result of the Merger described above, on July 1, 2007, RNS resigned as the Company’s independent registered auditor. The Company has engaged RNS + MU as its independent registered auditor effective July 1, 2007. The decision to change auditors was approved by the Company’s board of directors. The Company did not consult with RNS + MU on any matters prior to retaining such firm as its independent registered auditor.

The Company was formed on March 27, 2007. RNS’s audit report on the financial statements of the Company for the period from inception to March 31, 2007 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the period from inception to March 31, 2007 contained an uncertainty about the Company’s ability to continue as a going concern.

From the period of inception to March 31, 2007, and through the interim period ended July 1, 2007, there were no disagreements with RNS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of RNS would have caused them to make reference thereto in their report on the financial statements for such periods.

From the period of inception to March 31, 2007, and through the interim period ended July 1, 2007, RNS did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-B.

On July 3, 2007, the Company provided RNS with its disclosures in this Form 8-K disclosing the resignation of RNS and requested in writing that RNS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. RNS’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syncfeed, Inc.

By:	/s/ Yin Cheng Kong Yin Cheng Kong President, Secretary, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Treasurer, and Director
Date:	July 5, 2007